AllianceBernstein Dynamic All Market Fund

Supplement dated August 30, 2013 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated July 1, 2013 for AllianceBernstein Dynamic All Market Fund (the “Fund”).

PORTFOLIO MANAGERS

The following chart replaces the chart under the heading “Portfolio Manager” in the Summary section of the Prospectuses for the Fund and reflects those persons responsible for the day-to-day management of the Fund’s portfolio.

Employee	Length of Service	Title
Daniel J. Loewy	Since 2011	Senior Vice President of the Adviser
Brian T. Brugman	Since 2011	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Fund — Portfolio Managers” in the Prospectus.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Daniel J. Loewy; since 2011; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer — Dynamic Asset Allocation of the Adviser, with which he has been associated since prior to 2008.

Brian T. Brugman; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, where he has been a Portfolio Manager since May 2011 and was a Senior Quantitative Analyst from June 2007 until May 2011.

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This Supplement should be read in conjunction with the Prospectuses of the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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SUP-0136-0813